UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☒	Soliciting Material under §240.14a-12

MARKETO, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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This Schedule 14A filing consists of the following communications relating to the proposed acquisition of Marketo, Inc. (“Marketo” or the “Company”) by Milestone Holdco, LLC, a Delaware limited liability company (“Parent”), and Milestone Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to the terms of an Agreement and Plan of Merger, dated May 27, 2016, by and among the Company, Parent and Merger Sub:

(i)                           Letter to Employees;

(ii)                        Marketo Employee FAQ;

(iii)                     Letter to Customers;

(iv)                    Letter to Partners; and

(v)                       External FAQ.

Each item listed above was first used or made available on May 31, 2016.

Team Purple,

Ten years ago, we embarked on a journey to create a great company — one that is a true thought leader and innovator, with a mission no less bold than to create a new category of enterprise software to fundamentally improve the way companies market to and engage with their customers. Any way you look at it, we have been wildly successful realizing this vision.

Today, we embark on the next leg of our journey, as we come to an important milestone for Marketo and for each of you. This morning we announced that Marketo has agreed to be acquired for approximately $1.79 billion in cash ($35.25 per share) by Vista Equity Partners (link to press release), a leading private equity firm focused on software and technology-enabled businesses.

One of the responsibilities of our board and management team is to maximize shareholder value, and we decided over the past weeks that partnering with Vista is our best option for current shareholders, and also a fantastic option to foster long-term growth for Marketo and value for you. This deal represents a 64% premium to the unaffected closing price of our stock as of May 9, 2016, just as we were heading in to our incredible Marketing Nation Summit in Las Vegas.

So what does this mean for you, and for Marketo?

First, forget any ideas you may have about private equity.  While PE may be historically known for cost cutting strategies, Vista, like Marketo, is a bold innovator.  They have pioneered a unique investment and operating model for high-growth SaaS companies strategically positioned with best-in-class software products in big markets.  Vista’s model is all about helping recurring revenue SaaS companies achieve maximum sustainable growth rates, and their investors will make money when we grow well over the next several years.  Since Marketo has always been about growth, this lines up perfectly with our purple DNA.

Second, this is more than just a financial transaction for Vista.  As some of you may know, Vista has been close to Marketo for years, as they have long known our product and encouraged their portfolio companies to buy and use Marketo. In fact taken as a whole, the Vista portfolio companies include many customers who are part of our own Marketing Nation. So in choosing to invest in Marketo, Vista is doubling down on their long-held appreciation for what we’ve built and the customer value we deliver.

Vista’s leaders have asked me to extend a very direct message to you all, which is to say that they want the whole Marketo team, intend no staff cuts as part of this process, endorse our product plans, and hope to work with an excited, growing, well-incented Marketo team to invest in continued innovation and strong revenue growth.

For Marketo, we are able to remain an independent company, and to direct all of our energy to what we have done for so long: set the agenda for product innovation and thought leadership for the entire digital marketing industry. We will continue to invest in our employees, customers and our partners to create the kind of passion many of us had a chance to experience recently at Summit. And with the resources that Vista brings to bear, it can open new doors to things like expanded M&A strategies and other initiatives to accelerate our vision.

In closing, it’s essential that we operate in a “business as usual” fashion and not miss a step in closing Q2 and beyond. The people who own Marketo stock may be changing, but all of our priorities, plans and people remain in place.

There will be many more steps in the process of completing the transaction. The exact timing and details of the process are not yet known, but are expected to be complete in Q3 2016. I, my team, and Vista are committed to maintaining open communications and will share additional information as it becomes available.

For more information, you can read an employee FAQ here, and please join me for either of two all-hands calls that I will host today (details to follow).

Exciting times, but also in so many ways, not much of a change at all!  This is going to be great for Marketo. I look forward to talking to you soon.

Pmf

Additional Information and Where to Find It

Marketo, Inc. (“Marketo”) plans to file with the Securities and Exchange Commission (the “SEC”), and furnish to its stockholders a proxy statement in connection with the proposed merger with Milestone Merger Sub, Inc., pursuant to which Marketo would be acquired by entities affiliated with Vista Equity Partners (the “Merger”). The proxy statement described above will contain important information about the proposed merger and related matters.  STOCKHOLDERS AND SECURITY HOLDERS OF MARKETO ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT MARKETO WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MARKETO AND THE TRANSACTION.  Investors and stockholders will be able to obtain free copies of these documents and other documents filed with the SEC by Marketo through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of these documents from Marketo by contacting Marketo’s Investor Relations at (650) 727-6845, by e-mail at ir@marketo.com, or by going to Marketo’s Investor Relations page on its website at investors.marketo.com and clicking on the link titled “SEC Filings.”

Participants in the Solicitation

The directors and executive officers of Marketo may be deemed to be participants in the solicitation of proxies from the stockholders of Marketo in connection with the proposed Merger. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding Marketo’s directors and executive officers is also included in Marketo’s proxy statement for its 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 13, 2016. These documents are available free of charge as described in the preceding paragraph.

Legal Notice Regarding Forward-Looking Statements

This letter contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, but not limited to, statements regarding possible or assumed future results of operations of Marketo, the expected completion and timing of the Merger and other information relating to the Merger. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and other words or expressions of similar meaning or import are intended to identify forward-looking statements. You should, therefore, carefully read and consider statements that contain these words or expressions, as such forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, (i) the risk that the proposed Merger may not be completed in a timely manner or at all, which may adversely affect Marketo’s business and the price of the common stock of Marketo, (ii) the failure to satisfy all of the conditions precedent to the consummation of the proposed Merger, including, but not limited to, the required consent of the stockholders of Marketo and the receipt of certain governmental or regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on Marketo’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from Marketo’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the Merger and (viii) such other risks and uncertainties as identified in Marketo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2016, each as filed with the SEC, which contain and identify important factors that could cause the actual results to differ materially from those contained in the forward-looking statements.  Marketo assumes no obligation to update any forward-looking statement contained in this letter.

Marketo Employee FAQ

General Questions:

Q:  What was announced and what does it mean?

A: On May 31, 2016, Marketo announced that it has entered into a definitive agreement to be acquired by Vista Equity Partners. This means that if the transaction closes, Marketo will become one of Vista’s portfolio companies. We will remain a standalone independent company, but, following the closing, will be privately owned by Vista.

Q:  Who is Vista Equity Partners?

A: Vista is a leading private equity (PE) firm focused on investments in software, data and technology-enabled businesses. Vista pioneered a unique investment and operating model for high-growth technology and SaaS companies with best-in-class software products, referenceable customers, and attractive market dynamics. Vista has a proven track record of helping management teams drive profitable growth, having completed over 215 technology-related transactions that represent an aggregate transaction value of approximately $64 billion.

Q:  Is this good for Marketo and its customers?

A:  Yes this is good news! Marketo’s mission and vision remain unchanged, and Marketo will continue its commitments to and passion for its customers. We believe that the resources and financial strength of Vista will allow Marketo to continue its fast growth and cement its leadership position as the independent marketing technology leader.

Q:  When will the transaction be final?

A: There will be many more steps in the process of completing the transaction. The exact timing and details of the process are not yet known, but are expected to be complete in Q3 2016. We are committed to maintaining open communications with all employees and will share additional information as it becomes available.

Q:  What does this mean for customer?

A:  There is no change whatsoever for customers. It is business as usual. We remain deeply committed to delivering on our strategic product roadmap and current and future customer commitments and all of our services for customers remain right in place. Vista like Marketo is a bold innovator and a long time Marketo customer with several of its portfolio companies part of our own Marketing Nation.  Please direct customers to the press release and external FAQ on www.marketo.com for information.

Q:  What does this mean for partners?

A:  There is no change whatsoever for partners. It is business as usual.  Partners remain a growth opportunity for our business and a key enabler of our strategy to drive digital transformation across the enterprise.  We remain committed to co-innovation and other investments with our 660+ LaunchPoint® and Digital Services partners. Please direct partners to the press release and external FAQ on www.marketo.com for information.

Q:  Will this change the way we sell our products?

A:  No. It is business as usual. We will continue to operate, support, market and sell in the same manner in which we have done in recent months/quarters.

Q:  Will this affect our product priorities/roadmap?

A: No. We remain committed to delivering on our strategic product roadmap and current and future customer commitments.

Q:  Does this help our competitive position?

A: Marketo’s continued independence and Vista’s resources will allow Marketo to remain focused on the success of customers throughout the Marketing Nation. We can continue to set the agenda for product innovation and thought leadership for the entire digital marketing industry.

Q:  Will there be management changes as a result of the transaction?

A: Currently there are no planned management changes.

Communicating Outside of Marketo:

It’s important to understand your responsibility as a Marketo employee with regard to internal and external communications. If you are unsure or have any questions, please contact Karen Steele at ksteele@marketo.com or Stefanie Gordish at sgordish@marketo.com. Please use publically approved and available information to communicate to external channels.

Q:  How will this change be communicated to our customers and partners?

A:  Phil sent a message to our customers and partners this morning informing them of the announcement. It is important that all customer and partner communications regarding the announcement strictly adhere to the messages in Phil’s letter to customers/partners and the external FAQ. We cannot have any written communication about the transaction illustrating more details than what’s described in these documents.

Q:  What can I say to customers / partners / prospects about the acquisition?

A:  There are stringent SEC communication regulations in place that require written communications about the acquisition to be publicly filed with the SEC. It’s okay for you to share the press release, external FAQ and the letter Phil sent to customers/partners. Please note that these communications contain required disclosures and cannot be altered in any way.

Q:  What if a customer / partner / prospect wants more details?

A:  We do not have any additional information about the announcement to share at this time. After the transaction closes, which is expected in Q3 2016, we will have additional information.

Q:  Can I send an email to the accounts I cover? Can I email my prospects?

A:  Customers have all received an email from Phil. You can also direct customers to the press release and external FAQ (both of which can be found here).

Q:  Can I talk to my co-workers, family and friends?

A:  Of course. This is exciting news. Again, any information that has been shared publicly is ok to share. Please refer to the press release, external FAQ and the letter from Phil to customers.

Q:  Can I communicate this news via social media or comment on this news via my social channels?

A:  We have a vibrant social community and there will be lots of interest and chatter about the news. Remember under no circumstances can you communicate socially on behalf of Marketo or in such a way that appears you are communicating as an employee of Marketo.  Marketo has only a handful of designated spokespersons who can initiate or comment on this news. Marketo will not be initiating any proactive social communications until after the transaction closes in Q3 2016.

How the Proposed Transaction May Impact You

Q:  What will happen to my Marketo stock options and RSUs?

A:  If and when the transaction closes, each then-current employee’s options and RSUs will instantly and fully vest, and Vista will pay you $35.25 for each share (less of course option strike price and withholding tax).

Q:  Can I continue to trade in Marketo common stock while the transaction is pending?

A:  Generally, as long as the Trading Window is open, you can continue to trade Marketo common stock unless you have material non-public information or you have been notified by our Stock Administrator that you are otherwise restricted. Marketo’s Insider Trading Policy continues to apply, including the closed window period.

Q:  What will happen to the ESPP?

A:  If you are already enrolled in the ESPP, you will continue to contribute at your current rate until the current offering period ends, unless you withdraw from the ESPP before that time. The current offering period will end before the closing, on August 15 or an earlier date determined by the ESPP’s administrator.  At that time, your accumulated contributions will be used to purchase shares of Marketo common stock, and any leftover contributions will promptly be returned to you. There will not be another ESPP offering period after the current offering period ends.

Q:  Can I enroll in the ESPP or increase my contribution now?

A:  No, enrollment for the ESPP is closed, and you will not be able to increase your rate of payroll contributions to the ESPP or make any separate contributions to the ESPP.

Q:  Will Marketo’s existing employee benefit plans change?

A:  We do not expect that there will be changes in the employee benefit plans at this time. Vista has agreed to either maintain Marketo benefit plans or provide substantially comparable plans for a period of at least one year following closing. The one-year requirement is a term of the deal, but this is not meant to imply that benefits will necessarily be changed after a year.

Q:  Will there be any changes to salary and bonus plans after the closing?

A:  Vista has agreed not to decrease salaries or bonuses for a period of at least one year following the closing. If you are on a commission plan, your plan is unchanged. Marketo’s corporate bonus plan remains in place with the same structure and metrics. As with benefits, the one year commitment is not meant to imply any future plan to decrease salaries.

Q:  Will I still have a job? Are layoffs planned?

A:  Vista is acquiring Marketo because of the strength of our products and services, our customer base and the strength of the market opportunity that continues to grow. But Vista is very clear that the only durable asset of a software company is its people, and they are looking forward to working with Team Purple. There are no layoffs planned.

Q:  What should I do if I get calls from media or anyone else regarding the transaction?

A:  It is very important that you do not comment on the transaction or try to answer any questions from the media or outside investors. All media inquiries questions should be referred to Karen Steele at ksteele@marketo.com or Stefanie Gordish at sgordish@marketo.com, and investor inquiries should be referred to Anne Marie McCauley at amccauley@marketo.com.

Q:  What resources are available if I have more questions?

A:  Our goal is to keep you informed as we work toward the closing of this transaction.

Q: You’ve said “if the transaction closes”.  Why is this an “if”?

A: While we expect the closing process to be smooth, the transaction is subject to a number of typical requirements, such as shareholder and regulatory approvals. It is important to remember that until the transaction closes, we remain a public company with all of the same public obligations. It is essential to keep our energy focused on our current quarter business, our current product plans, and all of our current processes and programs.  It’s business as usual, winning every day.

Additional Information and Where to Find It

Marketo, Inc. (“Marketo”) plans to file with the Securities and Exchange Commission (the “SEC”), and furnish to its stockholders a proxy statement in connection with the proposed merger with Milestone Merger Sub, Inc., pursuant to which Marketo would be acquired by entities affiliated with Vista Equity Partners (the “Merger”). The proxy statement described above will contain important information about the proposed merger and related matters.  STOCKHOLDERS AND SECURITY HOLDERS OF MARKETO ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT MARKETO WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MARKETO AND THE TRANSACTION.  Investors and stockholders will be able to obtain free copies of these documents and other documents filed with the SEC by Marketo through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of these documents from Marketo by contacting Marketo’s Investor Relations at (650) 727-6845, by e-mail at ir@marketo.com, or by going to Marketo’s Investor Relations page on its website at investors.marketo.com and clicking on the link titled “SEC Filings.”

Participants in the Solicitation

The directors and executive officers of Marketo may be deemed to be participants in the solicitation of proxies from the stockholders of Marketo in connection with the proposed Merger. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding Marketo’s directors and executive officers is also included in Marketo’s proxy statement for its 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 13, 2016. These documents are available free of charge as described in the preceding paragraph.

Legal Notice Regarding Forward-Looking Statements

This FAQ contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, but not limited to, statements regarding possible or assumed future results of operations of Marketo, the expected completion and timing of the Merger and other information relating to the Merger. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and other words or expressions of similar meaning or import are intended to identify forward-looking statements. You should, therefore, carefully read and consider statements that contain these words or expressions, as such forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, (i) the risk that the proposed Merger may not be completed in a timely manner or at all, which may adversely affect Marketo’s business and the price of the common stock of Marketo, (ii) the failure to satisfy all of the conditions precedent to the consummation of the proposed Merger, including, but not limited to, the required consent of the stockholders of Marketo and the receipt of certain governmental or regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on Marketo’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from Marketo’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the Merger and (viii) such other risks and uncertainties as identified in Marketo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2016, each as filed with the SEC, which contain and identify important factors that could cause the actual results to differ materially from those contained in the forward-looking statements.  Marketo assumes no obligation to update any forward-looking statement contained in this FAQ.

Dear Valued Customer,

Ten years ago, we embarked on a journey to create a great company — one that is a true thought leader and innovator, with a mission to enable organizations to improve the way they market to and engage with their customers. Any way you look at it, we have been wildly successful realizing this vision, and your passion and support of Marketo have helped to make this success possible.

Today, we embark on the next leg of our journey, as we come to an important milestone for Marketo.  This morning we announced that Marketo has agreed to be acquired for approximately $1.79 billion in cash ($35.25 per share) by Vista Equity Partners (link to press release), a leading private equity firm focused on software and technology-enabled businesses. Vista like Marketo is a bold innovator. They have pioneered a unique new investment and operating model for high-growth SaaS companies with best-in-class software products and referenceable customers. Since Marketo has always been about growth, this lines up perfectly with our vision.

So what does this mean for you, and for Marketo?

Our continued independence will allow Marketo to direct all of our energy to what we have done for so long: set the agenda for product innovation and thought leadership for the entire digital marketing industry, and to make you and the rest of the Marketing Nation successful. We remain committed to delivering on our strategic product roadmap and current and future customer commitments. Our partnership with you and your success is our priority.

There will be many more steps in the process of completing the transaction. The exact timing and details of the process are not yet known, but are expected to be complete in Q3. The Marketo team will continue to share information as it becomes available. For more information, you can read a FAQ here.

These are exciting times and we look forward to partnering on this next chapter of growth and success!

Thanks for your passion and support.

Phil Fernandez

Chairman & CEO

Additional Information and Where to Find It

Marketo, Inc. (“Marketo”) plans to file with the Securities and Exchange Commission (the “SEC”), and furnish to its stockholders a proxy statement in connection with the proposed merger with Milestone Merger Sub, Inc., pursuant to which Marketo would be acquired by entities affiliated with Vista Equity Partners (the “Merger”). The proxy statement described above will contain important information about the proposed merger and related matters.  STOCKHOLDERS AND SECURITY HOLDERS OF MARKETO ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT MARKETO WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MARKETO AND THE TRANSACTION.  Investors and stockholders will be able to obtain free copies of these documents and other documents filed with the SEC by Marketo through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of these documents from Marketo by contacting Marketo’s Investor Relations at (650) 727-6845, by e-mail at ir@marketo.com, or by going to Marketo’s Investor Relations page on its website at investors.marketo.com and clicking on the link titled “SEC Filings.”

Participants in the Solicitation

The directors and executive officers of Marketo may be deemed to be participants in the solicitation of proxies from the stockholders of Marketo in connection with the proposed Merger. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding Marketo’s directors and executive officers is also included in Marketo’s proxy statement for its 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 13, 2016. These documents are available free of charge as described in the preceding paragraph.

Legal Notice Regarding Forward-Looking Statements

This letter contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, but not limited to, statements regarding possible or assumed future results of operations of Marketo, the expected completion and timing of the Merger and other information relating to the Merger. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and other words or expressions of similar meaning or import are intended to identify forward-looking statements. You should, therefore, carefully read and consider statements that contain these words or expressions, as such forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, (i) the risk that the proposed Merger may not be completed in a timely manner or at all, which may adversely affect Marketo’s business and the price of the common stock of Marketo, (ii) the failure to satisfy all of the conditions precedent to the consummation of the proposed Merger, including, but not limited to, the required consent of the stockholders of Marketo and the receipt of certain governmental or regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on Marketo’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from Marketo’s ongoing business operations (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the Merger, and (viii) such other risks and uncertainties as identified in Marketo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2016, each as filed with the SEC, which contain and identify important factors that could cause the actual results to differ materially from those contained in the forward-looking statements.  Marketo assumes no obligation to update any forward-looking statement contained in this letter.

Dear Valued Partner,

Ten years ago, we embarked on a journey to create a great company — one that is a true thought leader and innovator, with a mission to enable organizations to improve the way they market to and engage with their customers. Any way you look at it, we have been wildly successful realizing this vision, and your passion and support of Marketo have helped to make this success possible.

Today, we embark on the next leg of our journey, as we come to an important milestone for Marketo.  This morning we announced that Marketo has agreed to be acquired for approximately $1.79 billion in cash ($35.25 per share) by Vista Equity Partners (link to press release), a leading private equity firm focused on software and technology-enabled businesses. Vista, like Marketo, is a bold innovator. They have pioneered a unique investment and operating model for high-growth SaaS companies strategically positioned with best-in-class software products in big markets. Vista’s model is all about helping recurring revenue SaaS companies achieve maximum sustainable growth rates, and their investors will make money when we grow well over the next several years. Since Marketo has always been about growth, this lines up perfectly with our purple DNA.

So what does this mean for you, and for Marketo?

Our continued independence will allow Marketo to direct all of our energy to what we have done for so long: set the agenda for product innovation and thought leadership for the entire digital marketing industry, and to make you and the rest of the Marketing Nation successful. We remain committed to delivering on our strategic product roadmap and current and future customer commitments and to sustaining co-innovation and investments with our 660+ LaunchPoint® and Digital Services partners. Our partnership with you and your success is our priority.

There will be many more steps in the process of completing the transaction. The exact timing and details of the process are not yet known, but are expected to be complete in Q3. The Marketo team will continue to share information as it becomes available. For more information, you can read a FAQ here.

These are exciting times and we look forward to partnering on this next chapter of growth and success!

Thanks for your passion and support.

Phil Fernandez

Chairman & CEO

Additional Information and Where to Find It

Marketo, Inc. (“Marketo”) plans to file with the Securities and Exchange Commission (the “SEC”), and furnish to its stockholders a proxy statement in connection with the proposed merger with Milestone Merger Sub, Inc., pursuant to which Marketo would be acquired by entities affiliated with Vista Equity Partners (the “Merger”). The proxy statement described above will contain important information about the proposed merger and related matters.  STOCKHOLDERS AND SECURITY HOLDERS OF MARKETO ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT MARKETO WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MARKETO AND THE TRANSACTION.  Investors and stockholders will be able to obtain free copies of these documents and other documents filed with the SEC by Marketo through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of these documents from Marketo by contacting Marketo’s Investor Relations at (650) 727-6845, by e-mail at ir@marketo.com, or by going to Marketo’s Investor Relations page on its website at investors.marketo.com and clicking on the link titled “SEC Filings.”

Participants in the Solicitation

The directors and executive officers of Marketo may be deemed to be participants in the solicitation of proxies from the stockholders of Marketo in connection with the proposed Merger. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding Marketo’s directors and executive officers is also included in Marketo’s proxy statement for its 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 13, 2016. These documents are available free of charge as described in the preceding paragraph.

Legal Notice Regarding Forward-Looking Statements

This letter contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, but not limited to, statements regarding possible or assumed future results of operations of Marketo, the expected completion and timing of the Merger and other information relating to the Merger. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and other words or expressions of similar meaning or import are intended to identify forward-looking statements. You should, therefore, carefully read and consider statements that contain these words or expressions, as such forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, (i) the risk that the proposed Merger may not be completed in a timely manner or at all, which may adversely affect Marketo’s business and the price of the common stock of Marketo, (ii) the failure to satisfy all of the conditions precedent to the consummation of the proposed Merger, including, but not limited to, the required consent of the stockholders of Marketo and the receipt of certain governmental or regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on Marketo’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from Marketo’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the Merger and (viii) such other risks and uncertainties as identified in Marketo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2016, each as filed with the SEC, which contain and identify important factors that could cause the actual results to differ materially from those contained in the forward-looking statements.  Marketo assumes no obligation to update any forward-looking statement contained in this letter.

External FAQ

Q: What was announced and what does it mean?

A: On May 31, 2016, Marketo announced that it has entered into a definitive agreement to be acquired by Vista Equity Partners. This means that if the transaction closes, Marketo will become one of Vista’s portfolio companies. Marketo will remain a standalone independent company, but following the closing, will be privately owned by Vista.

Q: Who is Vista Equity Partners?

A:  Vista (www.vistaequitypartners.com) is a leading private equity (PE) firm focused on investments in software, data and technology-enabled businesses. They have pioneered a unique investment and operating model for high-growth SaaS companies strategically positioned with best-in-class software products in big markets. Vista has a proven track record of helping management teams drive profitable growth, having completed over 215 technology-related transactions that represent an aggregate transaction value of approximately $64 billion.

Q: Will Vista own a controlling stake in the company?

A: Vista will acquire all outstanding shares of Marketo common stock. Therefore, Vista will own 100 percent of the company.

Q: Is Vista committed to Marketo’s vision?

A:  Yes. Vista shares Marketo’s vision to set the agenda for product innovation and thought leadership for the entire digital marketing industry. Vista has pioneered a unique new investment and operating model for high-growth SaaS companies like Marketo who are strategically positioned with best-in-class software products in big markets. Vista views Marketo as the clear leader in the marketing automation space and is excited to help Marketo accelerate innovation, growth, and excellence.

Q: Is this good for Marketo and its customers and partners?

A: Yes this is good news. Marketo’s mission and vision remain unchanged, and Marketo will continue its commitments to and passion for its customers and partners. We believe that the resources and financial strength of Vista will allow Marketo to continue its fast growth and cement its leadership position as the independent marketing technology leader.

Q: How will this affect customers?

A: There is no change whatsoever for customers. It is business as usual. Marketo remains deeply committed to delivering on its strategic product roadmap and current and future customer commitments, and all services for customers remain right in place. Vista like Marketo is a bold innovator and a long time Marketo customer with several of its portfolio companies part of the Marketo Marketing Nation. Vista is acquiring Marketo to invest in continued innovation and strong revenue growth. For additional information please see the press release on www.marketo.com for information.

Q:  Will this change affect my pricing or contract with Marketo?

A:  No. All customer commitments remain in place and there will be no changes to the working relationship. And there are no pricing changes planned based on this transaction.

Q:  Will this change affect the people I am working with at Marketo such as my account manager?

A:  No, there are no changes to your account team at this time.

Q: How will this affect partners?

A: There is no change whatsoever for partners. It is business as usual. Marketo remains committed to co-innovation and other investments with our 660+ LaunchPoint® and Digital Service partners. For additional information please see the press release on www.marketo.com for information.

Q: Will there be any management changes at Marketo?

A: Currently there are no planned management changes.

Q: When will the deal be final?

A: There will be many more steps in the process of completing the transaction. The exact timing and details of the process are not yet known, but are expected to be complete in Q3. Marketo is committed to maintaining open communications as permitted by SEC regulations and the terms of the deal, and will share additional information as it becomes available.

Additional Information and Where to Find It

Marketo, Inc. (“Marketo”) plans to file with the Securities and Exchange Commission (the “SEC”), and furnish to its stockholders a proxy statement in connection with the proposed merger with Milestone Merger Sub, Inc., pursuant to which Marketo would be acquired by entities affiliated with Vista Equity Partners (the “Merger”). The proxy statement described above will contain important information about the proposed merger and related matters.  STOCKHOLDERS AND SECURITY HOLDERS OF MARKETO ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT MARKETO WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MARKETO AND THE TRANSACTION.  Investors and stockholders will be able to obtain free copies of these documents and other documents filed with the SEC by Marketo through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of these documents from Marketo by contacting Marketo’s Investor Relations at (650) 727-6845, by e-mail at ir@marketo.com, or by going to Marketo’s Investor Relations page on its website at investors.marketo.com and clicking on the link titled “SEC Filings.”

Participants in the Solicitation

The directors and executive officers of Marketo may be deemed to be participants in the solicitation of proxies from the stockholders of Marketo in connection with the proposed Merger. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding Marketo’s directors and executive officers is also included in Marketo’s proxy statement for its 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 13, 2016. These documents are available free of charge as described in the preceding paragraph.

Legal Notice Regarding Forward-Looking Statements

This FAQ contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, but not limited to, statements regarding possible or assumed future results of operations of Marketo, the expected completion and timing of the Merger and other information relating to the Merger. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “should,” “would,” “assuming” and other words or expressions of similar meaning or import are intended to identify forward-looking statements. You should, therefore, carefully read and consider statements that contain these words or expressions, as such forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, (i) the risk that the proposed Merger may not be completed in a timely manner or at all, which may adversely affect Marketo’s business and the price of the common stock of Marketo, (ii) the failure to satisfy all of the conditions precedent to the consummation of the proposed Merger, including, but not limited to, the required consent of the stockholders of Marketo and the receipt of certain governmental or regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on Marketo’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from Marketo’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the

Merger and (viii) such other risks and uncertainties as identified in Marketo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2016, each as filed with the SEC, which contain and identify important factors that could cause the actual results to differ materially from those contained in the forward-looking statements.  Marketo assumes no obligation to update any forward-looking statement contained in this FAQ.